UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 29, 2011

CARRIZO OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana Street Suite 1500 Houston, Texas		77002
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 328-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Carrizo Oil & Gas, Inc. (the “Company”) is filing this Current Report on Form 8-K for the purpose of incorporating the contents of this report and the exhibits hereto in the Registration Statement on Form S-3 relating to securities that the Company may offer from time to time, including debt securities of the Company that may be guaranteed by one or more of its wholly owned subsidiaries, and the Registration Statement on Form S-4 registering the exchange offer relating to the Company’s 8.625% Senior Notes due 2018, which are guaranteed by certain of the Company’s wholly-owned subsidiaries, that the Company intends to file on or about the date hereof (together, the “Registration Statements”).

This Current Report is being filed to add Note 16 to the Company’s audited consolidated financial statements at December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010. The additional note provides information regarding condensed consolidating financial information in accordance with Rule 3-10(f) of Regulation S-X promulgated by the Securities and Exchange Commission (the “Commission”) for Bandelier Pipeline Holding, LLC, Carrizo (Marcellus) LLC, Carrizo (Marcellus) WV LLC, Carrizo Marcellus Holding Inc., CCBM, Inc., Chama Pipeline Holding LLC, CLLR, Inc., Hondo Pipeline Inc. and Mescalero Pipeline, LLC (collectively, the “Subsidiary Guarantors”), which will be additional registrants named in the Registration Statements. As a result of the filing of such financial information for the Subsidiary Guarantors, the Subsidiary Guarantors will be exempt from reporting requirements under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) pursuant to Rule 12h-5 under the Exchange Act. Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (the “2010 Form 10-K”) is being amended in its entirety, is attached as an exhibit hereto and is incorporated by reference herein.

The other information contained in the 2010 Form 10-K remains unchanged and reflects disclosures made at the time of such filing. No attempt has been made in this Current Report nor in the exhibits hereto to modify or update disclosures in the 2010 Form 10-K except as described in this Item 8.01. This Current Report and the exhibits hereto should be read in conjunction with the 2010 Form 10-K, as well as the Company’s other filings with the Commission subsequent to the filing of the 2010 Form 10-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of KPMG LLP

23.2	Consent of Pannell Kerr Forster of Texas, P.C.

99.1	Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 — Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC.

By:	/s/ Paul F. Boling
Name:	Paul F. Boling
Title:	Vice President and Chief Financial Officer

Date: April 29, 2011

EXHIBIT INDEX

23.1	Consent of KPMG LLP

23.2	Consent of Pannell Kerr Forster of Texas, P.C.

99.1	Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 — Financial Statements